SUBSCRIPTION AGREEMENT

This Subscription Agreement (this "Agreement") is made and entered into as of November 27, 2007 (the "Effective Date"), between OncoVista, Inc., a Delaware corporation with its principal offices at Texas Research Park, 14785 Omicron Drive, Suite 104, San Antonio, Texas 78245 (the "Company"), and OSI Pharmaceuticals, Inc. ("Subscriber").

WHEREAS, pursuant to a License Agreement between the Company and Subscriber dated October 5, 2007 (the "License Agreement"), the Company desires to issue to Subscriber (the "OSI Transaction") (i) 500,000 (Five Hundred Thousand) shares (the "Shares") of the Company's common stock ("Common Stock"), (ii) a warrant ("National Market Warrant") to purchase $5,000,000 of Common Stock at the National Market Exercise Price (as defined in the Stock Purchase Warrant, dated November 27, 2007), and (iii) a warrant to purchase 200,000 shares of Common Stock for $2.50 per share ("Base Warrant", along with the National Market Warrant, the "Warrants"), on the terms and conditions set forth in the Warrants and herein.

WHEREAS, this Agreement is executed in reliance in part upon the transaction exemptions afforded by Regulation D ("Regulation D") as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

SECTION I

SUBSCRIPTION FOR SHARES AND REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

1.1 Subject to the terms and conditions hereinafter set forth, Subscriber hereby subscribes for the Shares and the Company agrees to issue such Shares to Subscriber for the consideration set forth in the License Agreement.

1.2 Investment Intent. Subscriber represents and warrants that it is acquiring the Shares for his or her own account for investment, not as a nominee or agent, and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same (or any portion thereof) except pursuant to a current registration statement under the Securities Act or an available exemption from registration. Subscriber further represents and warrants that it has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition of any of the Shares.

1.3 Transfer Restrictions. Subscriber understands and acknowledges that no interest in the Shares may be sold, distributed, assigned, offered, pledged or otherwise transferred unless there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction or such transaction is exempt from the registration requirements of such Securities Act and laws.

1.4 Investment Representations and Warranties. In connection with the acquisition of the Shares, Subscriber hereby makes the following representations to the Company in order that the Company may rely on such representations in connection with the issuance and sale of the Shares to Subscriber:

(a) Subscriber is at present financially able to bear the economic risks of an investment in the Shares and has no need for liquidity in this investment.

(b) Subscriber has received no public solicitation or advertisement and has attended no public seminar or meeting regarding investment in the Company, nor is Subscriber aware of any such public solicitation, advertisement or meeting.

(c) The Shares have been acquired for the account of Subscriber for investment and not with a view to resale or further distribution thereof in contravention of applicable law.

(d) Subscriber has no contract, undertaking, arrangement or agreement with any person to sell or transfer or to have any person sell for Subscriber all or any of the Shares and is aware of and agrees to the restrictions on transferability of the Shares contemplated by Section 1.4 hereof.

(e) Subscriber represents that he is an "accredited investor" within the meaning of Regulation D promulgated by the SEC.

(f) Subscriber is knowledgeable in and experienced with respect to investments in general and with respect to investments of a nature similar to an investment in the Company. By reason of such knowledge and experience, Subscriber is capable of evaluating the merits and risks of, and making an informed business decision with regard to, an investment in the Company.

(g) Subscriber (i) received all the information that Subscriber deemed necessary to make an informed investment decision with respect to an investment in the Company, (ii) has had the unrestricted opportunity to make such investigation as Subscriber desired pertaining to the Company and an investment therein to verify the information previously furnished to Subscriber, and (iii) has had the opportunity to ask questions of the Company's representatives concerning the Company.

(h) Subscriber hereby consents to the placement of legends on any certificate evidencing the Shares or Common Stock issued upon exercise of the Warrants, which legends shall be in form substantially as set forth below:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE

OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATIONS ARE NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER."

(i) Subscriber also consents to the placement of a "stop order" on the stock transfer books of the Company to enforce the restrictions set forth in the above-mentioned legend. Subscriber further agrees to indemnify and hold the Company harmless from and against all loss, liabilities, obligations and costs arising out of or related to the resale or distribution by Subscriber of all or any portion of the Shares under such circumstances as to bring the issuance, sale or transfer of the Shares within the provisions of Section 5 of the Securities Act unless a Registration Statement under the Securities Act is in effect as to the Shares or unless an opinion of counsel satisfactory to the Company is delivered opining that an exemption from such registration requirements is available for any such sale or transfer.

(j) Subscriber realizes that the shares have not been registered under the Securities Act by reason of a specific exemption under the provisions of the Securities Act which depends upon the investment intent of the undersigned. Therefore, the Shares are "restricted securities" as that term is defined in SEC Rule 144 ("Rule 144") and accordingly, must be held indefinitely unless they are subsequently registered under the Securities Act, or an exemption from such registration is available.

(k) Subscriber realizes that Rule 144, which provides an exemption from registration under the Securities Act, merely permits the sale of limited portions of the Shares in accordance with the terms and conditions set forth in Rule 144. One such condition at present is that the Shares not be sold until such time as they have been held for at least one year from the date of purchase (six months if the Company becomes subject to the Exchange Act of 1934). Subscriber further understands that the availability of Rule 144 is dependent upon adequate current public information, with respect to Company, being available and that such information is not currently available and there is no guarantee that such information will be available at any further time. Subscriber further understands that the Company is under no obligation to make such information publicly available, to supply Subscriber with information necessary to sell the Shares under Rule 144, to register the Shares under the Securities Act, or to otherwise comply with any exemption under the Securities Act.

SECTION II

REPRESENTATIONS OF THE COMPANY

2.1 The Company hereby represents and warrants to Subscriber that the statements in the following paragraphs of this Section 2.1 are true and complete:

(a) Organization. The Company has been duly incorporated, and is validly existing and in good standing, under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own, operate, or lease its properties, to conduct its business as now conducted, and to execute, deliver and perform this Agreement, the Investors' Rights Agreement, the Stockholders Agreement and the Warrants (collectively, the "Transaction Documents"), and any other agreements contemplated hereby and thereby.

(b) Due Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under the Transaction Agreements, the authorization, issuance, reservation for issuance and delivery of all of the Shares being sold under this Agreement and of the shares issuable upon exercise of the Warrants has been taken or will be taken prior to the Closing, and this Agreement, the Investors' Rights Agreement, the Co-Sale Agreement, and the Warrants have been duly executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

(c) Capitalization. Immediately prior to the Closing (without giving effect to the OSI Transaction or to subsequent conversions, exercises, grants or issuances after the Effective Date), (i) a total of 147,397,390 shares of Common Stock are authorized, of which 19,616,475 shares are issued and outstanding, and (ii) there are no shares of preferred stock authorized. The outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in accordance with the registration and qualification provisions of the Securities Act, and any relevant state securities laws or pursuant to valid exemptions therefrom. The Company has issued (i) options to purchase up to an aggregate of 1,010,000 shares of its Common Stock, (ii) warrants to purchase up to an aggregate of 2,141,712 shares of its Common Stock, and (iii) a note convertible up to an aggregate of 40,000 shares of its Common Stock. Except as described herein or as contemplated by the Transaction Documents, there are no outstanding options, warrants, conversion privileges, preemptive rights, or other rights or agreements to purchase or otherwise acquire or issue any equity securities of the Company nor are there shares of capital stock reserved for any other purpose.

(d) Valid Issuance. The Shares, when issued, sold, and delivered in accordance with the terms and for the consideration expressed in this Agreement, shall be duly and validly issued, fully paid and non-assessable. The shares of Common Stock issuable upon exercise of the Warrants have been duly authorized and reserved for issuance and, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable.

(e) No Conflict. The execution, delivery and performance of the Transaction Documents and the performance by the Company of its obligations thereunder will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of the Company's Certificate of Incorporation or Bylaws; (ii) any provision of any judgment, decree, or order to which the Company is a party or by which it is bound; (iii) any material contract, obligation, or commitment to which the Company is a party or by which it is bound; (iv) result in any encumbrance or lien on the Company or its capital stock; or (v) to the Company's knowledge, any law, rule, or governmental regulation applicable to the Company.

SECTION III

MISCELLANEOUS

3.1 Notices. All notices and other communications required or permitted hereunder shall be in writing and sent (a) by facsimile or other electronic communication if the recipient provides non-automated confirmation of receipt or the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by first class mail, or (c) by a recognized overnight delivery service (with charges prepaid), addressed (1) if to Subscriber, at such Subscriber's address as it appears in the records of the Company (unless otherwise indicated by such Subscriber), or (2) if to the Company, at its office at Texas Research Park, 14785 Omicron Drive, Suite 104, San Antonio, Texas 78245, or at such other address as the Company shall have furnished to Subscriber in writing.

3.2 Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the attachments hereto shall be governed by, and construed in accordance with, the laws of the State of Texas without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas. In furtherance of the foregoing, the internal law of the State of Texas shall control the interpretation and construction of this Agreement, even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

3.3 Consent to Jurisdiction.

(a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any Texas state court or federal court of the United States of America sitting in San Antonio, Texas, and any

appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Texas state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any Texas state or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 3.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

3.4 Waiver of Jury Trial.

(a) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

(b) EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (iii) IT MAKES SUCH WAIVER VOLUNTARILY, AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 3.4.

3.5 Miscellaneous. This Agreement and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The exchange of copies of this Agreement and of counterpart signature pages by electronic or fax transmission shall constitute effective execution and delivery of this Agreement and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted electronically or by fax shall be deemed to be their original signatures for all purposes.

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IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

SUBSCRIBER:

OSI PHARMACEUTICALS, INC.

By:______________________________
Name: Colin Goddard, Ph.D.
Title: Chief Executive Officer

ADDRESS:

OSI Pharmaceuticals
41 Pinelawn Road
Melville, NY 11747

COMPANY:

ONCOVISTA, INC.

By: Alexander L. Weis
Name: Alexander L. Weis
Title: President

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

SUBSCRIBER:

OSI PHARMACEUTICALS, INC.

By: ________________________
Name: Colin Goddard, Ph.D.
Title: Chief Executive Officer

ADDRESS:

____
____
____

COMPANY:

ONCOVISTA, INC.

By: ________________________
Name: Alexander L. Weis
Title: President